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                                  EXHIBIT 23(a)


                          CONSENT OF ERNST & YOUNG LLP


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                                                                  Exhibit 23(a)





                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Park National Corporation 1995 Incentive Stock Option Plan, as amended, of our report dated January 20, 1998, with respect to the consolidated financial statements of Park National Corporation incorporated by reference in its Annual Report (Form 10-K) for the fiscal year ended December 31, 1997, filed with the Securities and Exchange Commission.



                                          /s/ Ernst & Young LLP

Columbus, Ohio
May 14, 1998